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Exhibit 10.3

                                                                  EXECUTION COPY

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                         USS RECEIVABLES COMPANY, LTD.,

                                   as Company,

                    UNITED STATIONERS FINANCIAL SERVICES LLC,

                                  as Servicer,

                          UNITED STATIONERS SUPPLY CO.,

                              as Support Provider,

                                       and

                            THE CHASE MANHATTAN BANK,

                                   as Trustee

                    AMENDED AND RESTATED SERVICING AGREEMENT

                             Dated as of May 1, 2001

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                                TABLE OF CONTENTS

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                              ARTICLE I DEFINITIONS

1.1 Definitions..................................................................2

1.2 Other Definitional Provisions................................................3

             ARTICLE II ADMINISTRATION AND SERVICING OF RECEIVABLES

2.1 Appointment of Servicer......................................................4

2.2 Servicing Procedures.........................................................4

2.3 Collections..................................................................6

2.4 Reserved.....................................................................9

2.5 Servicing Compensation.......................................................9

           ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SERVICER
                            AND THE SUPPORT PROVIDER

3.1 Corporate Existence - Compliance with Law...................................11

3.2 Corporate Power: Authorization..............................................11

3.3 Enforceability..............................................................12

3.4 No Legal Bar................................................................12

3.5 No Material Litigation......................................................12

3.6 No Default..................................................................12

3.7 Servicing Ability...........................................................12

3.8 Location of Records.........................................................13
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                      ARTICLE IV COVENANTS OF THE SERVICER

4.1 Delivery of Required Reports................................................13

4.2 Delivery of Monthly Settlement Statement....................................13

4.3 Delivery of Quarterly Servicer's Certificate................................14

4.4 Delivery of Independent Public Accountants' Servicing Reports...............14

4.5 No Guarantee or Assumption of Company's Liabilities.........................15

4.6 Extension, Amendment and Adjustment of Receivables, Amendment of and
Compliance with Policies........................................................15

4.7 Protection of Investor Certificateholders' Rights...........................16

4.8 Security Interest...........................................................16

4.9 Location of Records.........................................................16

4.10 Visitation Rights..........................................................16

4.11 Lockbox Agreement: Lockbox Accounts........................................17

4.12 Delivery of Financial Statements...........................................17

4.13 Notices....................................................................18

4.14 Application of Proceeds....................................................18

            ARTICLE V OTHER MATTERS RELATING TO THE SERVICER AND THE
                                SUPPORT PROVIDER

5.1 Merger, Consolidation, etc..................................................19

5.2 Indemnification of the Trust and the Trustee................................20

5.3 Servicer Not to Resign......................................................21

5.4 Access to Certain Documentation and Information Regarding the Receivables...21

5.5 Performance Support Obligation of Support Provider..........................22
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                          ARTICLE VI SERVICER DEFAULTS

6.1 Servicer Default............................................................25

6.2 Trustee to Act; Appointment of Successor....................................30

6.3 Waiver of Past Defaults.....................................................31

                      ARTICLE VII MISCELLANEOUS PROVISIONS

7.1 Amendment...................................................................32

7.2 Termination.................................................................32

7.3 Notices.....................................................................32

7.4 Counterparts................................................................32

7.5 Third-Party Beneficiaries...................................................32

7.6 Merger and Integration......................................................32

7.7 Headings....................................................................33

7.8 No Set-Off..................................................................33

7.9 No Bankruptcy Petition......................................................33

7.10 Consequential Damages......................................................33

7.11 Governing Law..............................................................33

                                    EXHIBITS

Exhibit A   Form of Quarterly Servicer's Certificate
Exhibit B   Form of Agreed Upon Procedures

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                    AMENDED AND RESTATED SERVICING AGREEMENT

               AMENDED AND RESTATED SERVICING AGREEMENT, dated as of
May 1, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, this "AGREEMENT") among USS RECEIVABLES COMPANY, LTD., a Cayman Islands limited liability company (the "COMPANY"); UNITED STATIONERS FINANCIAL SERVICES LLC, an Illinois limited liability company, as servicer ("USFS", and in such capacity as servicer, the "SERVICER"); UNITED STATIONERS SUPPLY CO., an Illinois corporation, as support provider ("USSC", and in such capacity as support provider, the "SUPPORT PROVIDER"), and The Chase Manhattan Bank, a New York banking corporation, not in its individual capacity, but solely as trustee (in such capacity, the "TRUSTEE").

                                   WITNESSETH:

               WHEREAS, USFS and the Sellers have entered into an Amended and Restated Receivables Sale Agreement, dated as of the date hereof (as further amended, supplemented or otherwise modified from time to time, the "RECEIVABLES SALE AGREEMENT");

               WHEREAS, pursuant to the Receivables Sale Agreement, the Sellers sell to USFS, and USFS purchases from the Sellers, all of the Sellers' right, title and interest in, to and under the Receivables now existing or hereafter created and in the rights of the Seller in, to and under all Related Property related thereto;

               WHEREAS, the Company and USFS have entered into a Receivables Sale Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "USFS RECEIVABLES SALE AGREEMENT");

               WHEREAS, pursuant to the USFS Receivables Sale Agreement, USFS sells to the Company, and the Company purchases from USFS, all of the USFS's right, title and interest in, to and under the Receivables now existing or hereafter created and in the rights of USFS in, to and under all Related Property related thereto;

               WHEREAS, the Company in turn has transferred the Receivables now existing or hereafter created and the rights of the Company in, to and under all Related Property related thereto to a master trust pursuant to an Amended and Restated Pooling Agreement (as further amended, supplemented or otherwise modified from time to time, the "POOLING AGREEMENT"), among the Company, the Servicer and the Trustee; and

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               WHEREAS, the Company, USSC, as servicer, and the Trustee have entered into a Servicing Agreement dated as of April 3, 1998 (the "ORIGINAL AGREEMENT");

               WHEREAS, USFS is a separate, wholly-owned subsidiary of USSC;

               WHEREAS, the parties to such Original Agreement desire to amend and restate the Original Agreement for the purpose of substituting USFS for USSC as Servicer and having USSC act as Support Provider;

               WHEREAS, by executing and delivering (i) the Second Amended and Restated Series 1998-1 Supplement, dated as of the date hereof, among the Company, the Servicer, Chase, as Funding Agent, Trustee, Securities Intermediary and APA Bank, and Park Avenue Receivables Corporation, as Initial Purchaser, or
(ii) the Amended and Restated Series 2000-2 Supplement, dated as of the date hereof, among the Company, the Servicer, Chase, as Trustee and Securities Intermediary, Market Street Funding Corporation, as Committed Purchaser, and
PNC Bank, National Association, as Administrator, as applicable, the Investor Certificateholders consent to the execution and delivery of this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               1.1 DEFINITIONS Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in
Section 1.1 of the Pooling Agreement and each Supplement thereto, including, without limitation, the Second Amended and Restated Series 1998-1 Supplement, dated as of the date hereof (as further amended, supplemented, or otherwise modified and in effect from time to time, the "SERIES 1998-1 SUPPLEMENT") among the Company, the Servicer, The Chase Manhattan Bank, as Funding Agent, Trustee, and APA Bank, and Park Avenue Receivables Corporation, as Initial Purchaser and the Amended and Restated Series 2000-2 Supplement, dated as of the date hereof (as further amended, supplemented or otherwise modified from time to time, the "SERIES 2000-2 SUPPLEMENT") among the Company, the Servicer, The Chase Manhattan Bank, as Trustee and Securities Intermediary, Market Street Funding Corporation, as Committed Purchase, and PNC Bank, National Association, as Administrator.

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               1.2 OTHER DEFINITIONAL PROVISIONS (a) All terms defined herein or in the Pooling Agreement shall have their defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                    (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in
Section 1.1 of the Pooling Agreement, and accounting terms partly defined in
Section 1.1 of the Pooling Agreement to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

                    (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references contained in this agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                    (d) The definitions contained in Section 1.1 of the Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine, the feminine and the neuter genders of such terms.

                    (e) Where reference is made in this Agreement or the Pooling Agreement to the principal amount of Receivables, such reference shall, unless explicitly stated otherwise, be deemed a reference to the Principal Amount of such Receivables.

                    (f) Any reference herein or in any other Transaction Document to a provision of the Internal Revenue Code or ERISA shall be deemed a reference to any successor provision thereto.

                    (g) All references herein to any agreement or instrument shall be deemed references to such agreement or instrument as amended, supplemented or otherwise modified from time to time unless there are any restrictions herein on the amendment, supplementation or modification of such agreement or instrument.

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                                   ARTICLE II

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

               2.1 APPOINTMENT OF SERVICER USFS hereby agrees to act as the Servicer under the Pooling Agreement and this Agreement, the Company and the Trustee hereby consent to USFS acting as the Servicer, and the Investor Certificateholders by their acceptance of the Certificates consent to USFS's acting as the Servicer. In such capacity, the Servicer will have responsibility for the management of the servicing and receipt of Collections in respect of the Receivables and will have the authority to make any management decisions relating to the Receivables to the extent such authority is necessary or desirable and not inconsistent with the authority granted to the Servicer under any Pooling and Servicing Agreement. The Company, the Trustee and the Investor Certificateholders shall treat USFS as the Servicer and may conclusively rely on the instructions, notices and reports of USFS as Servicer for so long as USFS is the Servicer.

               2.2 SERVICING PROCEDURES (a) The Servicer shall, subject to the directions, if any, of the Company, manage the servicing and administration of the Receivables, the collection of payments due under the Receivables and the charging off of any Receivables as uncollectible, all in accordance with all Requirements of Law, the Policies and all the terms and provisions of the Pooling and Servicing Agreements. The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, but at all times subject to the terms of this Agreement and the other Transaction Documents. The Servicer shall exercise the same care and apply the same policies with respect to the collection of the Receivables that it would exercise and apply if it owned such Receivables, all with reasonable care and diligence and otherwise in accordance with the foregoing requirements. Without limiting the generality of the foregoing and subject to Section 6.1, the Servicer or its designee is hereby authorized and empowered (i) to give direction to the Trustee with respect to withdrawals from, and payments to, the Collection Account and/or the Collection Concentration Account in accordance with the Required Reports and as otherwise specified in the Pooling and Servicing Agreements, (ii) to execute and deliver, on behalf of the Trust for the benefit of the Investor Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence enforcement proceedings with respect to such Receivables and (iii) to make any filings, refilings, reports, notices, applications and registrations with, and to seek any consents or authorizations from,

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the SEC and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements or laws.

                    (b) The Servicer will, at its cost and expense and as agent for the Company, the Trust and the Investor Certificateholders, use its best efforts to collect, consistent with its past practices and in accordance with all Requirements of Law and Policies, as and when the same becomes due, the amount owing on each Receivable. The Servicer will not make any material changes that deviate from the Policies in its administrative, servicing and collection systems except (i) as expressly permitted by the terms of any Pooling and Servicing Agreement and (ii) after giving written notice to the Trustee and the Rating Agencies of any such material change and receiving such parties' written consent thereto. In the event of default under any Receivable, the Servicer shall have the power and authority, on behalf of the Company and the Trust for the benefit of the Investor Certificateholders, to take such action in respect of such Receivable as the Servicer may deem advisable. In the enforcement or collection of any Receivable, the Servicer shall be entitled to sue thereon (i) in its own name or (ii) if, but only if, the Company consents in writing (which consent shall not be unreasonably withheld or delayed), as agent for the Company. In no event shall the Servicer be entitled to take any action which would make the Company, the Trustee or the Investor Certificateholders a party to any litigation without the express prior written consent of such Person.

                    (c) Without limiting the generality of the foregoing and subject to Section 6.2, the Servicer is hereby authorized and empowered to delegate any or all of its servicing, collection, enforcement and administrative duties hereunder with respect to the Receivables to a Person who agrees to conduct such duties in accordance with the Policies. The Servicer shall notify the Company, the Trustee and any Rating Agency of the appointment of a designee as provided for herein; PROVIDED, HOWEVER, that, in the event that such delegation would reasonably be expected to adversely affect the ability of the Trustee or the Servicer to perform its obligations in the manner contemplated by any Pooling and Servicing Agreement, or otherwise to have a material adverse effect upon the Receivables taken as a whole, the Servicer shall give prior written notice to the Company, the Trustee, each Agent and the Rating Agencies of any such delegation, and prior to such delegation's being effective, the Servicer shall have received notice that the Rating Agency Condition shall be satisfied after giving effect to such delegation and shall have obtained the consent of the Company and each Agent to such delegation. No delegation of duties by the Servicer permitted hereunder will relieve the Servicer of its liability and responsibility with respect to such duties. Any agreement for the delegation of such duties shall be deemed to be between the parties to such agreement alone and the Trustee and holders of Investor Certificates shall not be deemed parties thereto and

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shall have no obligations, duties or liabilities with respect to any party to whom such duties are delegated.

                    (d) Except as provided in any Pooling and Servicing Agreement, neither the Servicer nor any Successor Servicer shall be obligated to use servicing procedures, offices, employees or accounts for servicing the Receivables transferred to the Company and, subsequently, to the Trust, which are separate from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other receivables.

                    (e) The Servicer shall maintain reasonable and customary fidelity bond coverage insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of the Receivables, including, without limitation, depositor's forgery.

                    (f) The Servicer shall comply with and perform its servicing obligations with respect to the Receivables in accordance with the contracts, if any, relating to the Receivables and the Policies, except insofar as any failure to so comply or perform would not reasonably be expected to have a Material Adverse Effect with respect to the Servicer.

                    (g) The Servicer shall take no action to cause any Receivable to be evidenced by any "instrument" (other than an instrument which constitutes or together with a security agreement constitutes "chattel paper" (each as defined in the UCC as in effect in any state in which the Company's USFS's or the applicable Seller's chief executive office or books and records relating to such Receivable are located)) or any title in bearer form except in connection with its enforcement or collection of a Defaulted Receivable, in which event the Servicer shall deliver such instrument to the Trustee as soon as reasonably practicable but in no event more than five days after the execution thereof. The Servicer shall hold any chattel paper evidencing a Receivable as custodian for the Trustee.

               2.3 COLLECTIONS (a) As of the Closing Date, (i) Lockboxes and Lockbox Accounts shall have been established in the name of the Company, and assigned to the Trustee for the benefit of the Holders pursuant to the Pooling Agreement; (ii) the Trustee has established the Collection Account in the name of the Trust for the benefit of the Holders and the Collection Concentration Account in the name of the Company, pursuant to the Pooling Agreement; and
(iii) the Servicer shall have instructed all Obligors to make all payments in respect of the Receivables to a Lockbox (except to the extent that the servicer of the Receivables, prior to such date, in the normal course of its business and consistent with its practices, has permitted Obligors to remit payments to a Collector), and such instructions thereafter

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shall continue to be in full force and effect. The Servicer is hereby authorized to collect payments in accordance with the foregoing sentence. Any payments collected by a Collector shall be deposited into a Lockbox Account within one Business Day following receipt thereof; PROVIDED that on any business day all Collectors may hold in the aggregate up to $150,000, provided that in all events such payments shall be deposited within three Business Days following receipt thereof. All Collections received in a Lockbox shall, within one Business Day of receipt thereof, be deposited in a Lockbox Account. All immediately available funds deposited in a Lockbox Account shall be transferred by the relevant
Lockbox Processor within one Business Day of receipt thereof to the Collection Concentration Account or, in the event of a Potential Early Amortization Event or Early Amortization Event, to the Collection Account. Except as permitted in the first sentence of this subsection 2.3(a), in the event that any payments in respect of the Receivables are made directly to the Support Provider or Servicer (including, without limitation, any employees thereof or independent contractors employed thereby), the Support Provider or the Servicer, as applicable, shall, within one Business Day of receipt thereof, forward such amounts to a Lockbox (including by depositing instruments evidencing any such amounts into any such Lockbox Account) and, prior to forwarding such amounts, the Support Provider or the Servicer, as applicable, shall hold such payments in trust as custodian for the Trustee. Each of the Company and the Servicer represents, warrants and agrees that all Collections shall be collected, processed and deposited by it pursuant to, and in accordance with the terms of, the Pooling and Servicing Agreements.

                    (a) Each Lockbox Agreement shall provide that the Lockbox Processor thereunder is irrevocably directed, and such Lockbox Processor irrevocably agrees, to (i) deposit funds received in the Lockbox directly into the Lockbox Account and (ii) transfer immediately available funds on deposit in the Lockbox Account within one Business Day of receipt thereof to the Trustee for deposit in the Collection Concentration Account or, in the event of a Potential Early Amortization Event or Early Amortization Event, to the Collection Account. Each Lockbox Agreement shall be substantially in the form of Exhibit A to the Pooling Agreement or in such form as the Lockbox Processor party thereto employs in the ordinary course of its business for transactions of a type similar to the one contemplated by this Agreement, and which form shall be reasonably acceptable to the Trustee. A new Lockbox Account may be designated from time to time by the Company and the Servicer; PROVIDED that the Lockbox Processor chosen to maintain such new Lockbox Account shall have entered into a Lockbox Agreement with the Company, the Servicer and the Trustee prior to any funds being deposited into such Lockbox Account. The Company or the Servicer shall notify each Rating Agency of the designation of a new Lockbox Account. Prior to any resignation of the Lockbox Processor or termination of the Lockbox Processor by the Company or the Trustee, the Servicer hereby agrees to obtain a replacement Lockbox Processor, the unsecured

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and uncollateralized obligations of which (or of its holding company parent) are rated in one of the three highest long-term or short-term rating categories by each Rating Agency rating such replacement Lockbox Processor, to serve under a Lockbox Agreement which is reasonably acceptable to the Trustee.

                    (b) The Trustee shall administer amounts on deposit in the Collection Account, and the Servicer, on behalf of the Trust, shall administer amounts on deposit in the Lockbox Accounts, in each case in accordance with the terms of the Pooling and Servicing Agreements. Each of the Company and the Servicer acknowledges and agrees that (i) it shall not have any right to withdraw any funds on deposit in the Collection Account or any Lockbox Account,
(ii) all amounts deposited in the Collection Account or any Lockbox Account shall be under the sole dominion and control of the Trustee (subject to the Servicer's right to direct the application of such amounts as provided by the terms of any Pooling and Servicing Agreement), (iii) with respect to the Eligible Investments, the Trustee shall be entitled to exercise the rights that comprise such financial assets and to exercise the ordinary rights of an entitlement holder, and (iv) the securities account into which Eligible Investments may be held or credited shall be an account of the Trustee and not the Company or the Servicer, but if, despite such intent, the securities account is determined to be an account of the Company or the Servicer then the securities intermediary shall comply with entitlement orders originated by the Trustee without further consent by the Company or the Servicer.

                    (c) As soon as practicable but in any event not later than the Business Day following the date that the Servicer determines, identifies and certifies in writing to the Trustee that any of the collected funds received in any of the Lockboxes, the Lockbox Accounts, the Collection Concentration Account or the Collection Account do not constitute Collections on account of the Receivables, such monies which do not constitute such Collections shall be remitted to the applicable Seller to the extent such determination and identification is reasonably satisfactory to the Trustee.

                    (d) All collections received or deposited in the Collection Account as "Collections" shall be deemed, for purposes of the Transaction Documents, to have been received or deposited as of the Business Day Received (as defined in the immediately succeeding sentence). As used herein, the term "BUSINESS DAY RECEIVED" shall mean (i) if funds are deposited in the Collection Account by 3:00 p.m., New York City time, such day of deposit and (ii) if funds are deposited in the Collection Account after 3:00 p.m., New York City time, the Business Day next following such day of deposit.

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                    (e) Unless otherwise required by law or unless an Obligor
designates that a payment be applied to a specific Receivable, all Collections received from an Obligor shall be applied to the oldest Receivables of such Obligor.

                    (f) The Servicer, following notification that collections of any receivable or other intangible owed to any Seller which is not a Receivable have been deposited in error into any Lockbox Account, shall segregate all such collections or, if such collections have been deposited into the Collection Concentration Account or the Collection Account, shall segregate such collections for transfer to such Seller. Promptly after such misapplied collections have been identified in writing to the Trustee, the Trustee shall transfer and turn over all such collections to such Seller.

               2.4 RESERVED.

               2.5 SERVICING COMPENSATION (a) As full compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in subsection (b) the Servicer shall be entitled to receive on each Distribution Date for the preceding Settlement Period prior to the termination of the Trust pursuant to Section 9.1 of the Pooling Agreement a servicing fee (the "SERVICING FEE"). The Servicing Fee shall be an amount equal to (i) the product of (A) the Servicing Fee Percentage and (B) the average aggregate Principal Amount of the Receivables in the Trust for the Settlement Period immediately preceding such Settlement Period (or, if such later Settlement Period is the initial Settlement Period, the average aggregate Principal Amount of the Receivables in the Trust in April 2001) and (C) the number of days in such Settlement Period, DIVIDED BY
(ii) 360 (or, with respect to a particular Outstanding Series, as shall be provided in the related Supplement). Except as otherwise set forth in the related Supplement, the share of the Servicing Fee allocable to each Outstanding Series for any Settlement Period shall be an amount equal to the product of
(i) the Servicing Fee for such Settlement Period and (ii) a fraction (expressed as a percentage) (A) the numerator of which is the daily average Invested Amount for such Settlement Period with respect to such Series and (B) the denominator of which is the daily average Aggregate Invested Amount for such Settlement Period (with respect to any such Series, the "MONTHLY SERVICING FEE"); PROVIDED, HOWEVER, that if on any day USFS or any Affiliate thereof is acting as the Servicer and an Early Amortization Event has occurred and is continuing with respect to any Outstanding Series, payment of the Monthly Servicing Fee with respect to such Series shall be deferred until all amounts due under the Investor Certificates of such Series have been paid in full. The Servicing Fee shall be payable to the Servicer solely pursuant to the terms of, and to the extent amounts are available for payment under, Article III of the Pooling Agreement.

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                    (b) The Company hereby directs the Servicer, and the
Servicer hereby agrees, to pay amounts due to the Trustee pursuant to Section
8.5 of the Pooling Agreement and the reasonable fees and disbursements of independent accountants and counsel, including the Trustee's reasonable out-of-pocket expenses relating to the Trustee's inspections, if any, of the Servicer's servicing facility in connection with the Trustee's role as potential Successor Servicer, which inspections shall occur not more frequently than once per calendar year, and all other out-of-pocket fees and expenses of the Trust (including reasonable counsel fees, if any) not expressly stated herein to be for the account of the Investor Certificateholders; PROVIDED, HOWEVER, that in no event shall the Servicer be liable for any federal, state or local income or franchise tax, or any interest or penalties with respect thereto, assessed on the Trust, the Trustee or the Investor Certificateholders except in accordance with Section 5.2 and as otherwise expressly provided herein. Notwithstanding anything to the contrary herein or in any other Pooling and Servicing Agreement, in the event that the Servicer fails to pay any amount due to the Trustee pursuant to Section 8.5 of the Pooling Agreement, or following the commencement and continuance of an Early Amortization Period, the Trustee shall be entitled, in addition to any other rights it may have under law and under the Pooling Agreement, to receive directly such amounts owing to it under the Pooling and Servicing Agreements from, and in the same order of priority as, the Servicing Fee before payment to the Servicer of any portion thereof, PROVIDED, that in the event the Servicer shall have elected to waive its rights to payment of the Servicing Fee or the Servicing Fee is deferred pursuant to subsection 2.5(a), the Trustee shall nonetheless be entitled to receive such amounts from payments which would ordinarily be applied to the payment of the Servicing Fee, in the same order of priority as though such Servicing Fee were payable. The Servicer shall be required to pay expenses for its own account, and, with respect to the Receivables in the Trust, shall not be entitled to any payment therefor other than the Servicing Fee. Nothing contained herein shall be construed to limit the obligation of the Servicer or the Company to pay any amounts due the Trustee pursuant to Section 8.5 of the Pooling Agreement or pursuant to the terms of any applicable Supplement.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF
                      THE SERVICER AND THE SUPPORT PROVIDER

               As of (a) the date hereof and (b) each Issuance Date, each of the Servicer and the Support Provider (unless otherwise indicated below) hereby makes the following representations and warranties with respect to itself to each of the other parties hereto:

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               3.1 CORPORATE EXISTENCE - COMPLIANCE WITH LAW It (i) is a
corporation or limited liability company, as the case may be, duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization or formation as the case may be, (ii) has all requisite power and authority, and all legal right, to own and operate its properties, to lease the properties it operates as lessee and to conduct its business as now conducted, (iii) is duly qualified as a foreign corporation or limited liability company, as the case may be, to do business and in good standing (or is exempt from such requirements) under the laws of each jurisdiction in which the ownership of its assets or the conduct of its business, including without limitation the servicing of Receivables as required by this Agreement requires such qualification, or in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect, and (iv) is in compliance with all Requirements of Law.

               3.2 CORPORATE POWER: AUTHORIZATION It has the requisite power and authority, and the legal right, to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which it is a party by or against the Servicer or Support Provider, as the case may be, other than
(i) those consents which have duly been obtained or made and are in full force and effect on the Initial Closing Date, the date hereof, or the relevant Issuance Date, as the case may be, (ii) any filings of UCC- 1 financing statements necessary to perfect USFS's, the Company's or the Trust's interest in the Receivables and the Related Property, (iii) those that may be required under state securities or "blue sky" laws in connection with the offering or sale of Certificates and (iv) any such consent, authorization, filing, notice or other act, the absence of which would not be reasonably likely to have a Material Adverse Effect with respect to the Servicer or the Support Provider, as the case may be. This Agreement and each other Transaction Document to which it is a party have been duly executed and delivered on behalf of the Servicer or the Support Provider, as the case may be.

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               3.3 ENFORCEABILITY This Agreement and each other Transaction
Document to which the Servicer or the Support Provider, as the case may be, is a party constitute the legal, valid and binding obligation of such party enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

               3.4 NO LEGAL BAR The execution, delivery and performance of this Agreement and each other Transaction Document to which it is a party will not violate any Requirement of Law or Contractual Obligation of the Servicer (other than any violation which would not be reasonably likely to have a Material Adverse Effect with respect to the Servicer or the Support Provider, as applicable), and will not result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

               3.5 NO MATERIAL LITIGATION (a) There are no actions, suits, investigations or proceedings at law or in equity or by or before any arbitrator, court or Governmental Authority now pending or, to the knowledge of the Servicer or the Support Provider, as applicable, threatened against or affecting it or any of its properties, revenues or rights which (i) involve this Agreement, any of the other Transaction Documents to which it is a party or any of the transactions contemplated hereby or thereby or (ii) if adversely determined, could individually or in the aggregate, result in a Material Adverse Effect with respect to the Servicer or the Support Provider, as applicable.

                    (b) The Servicer or the Support Provider, as the case may be, is not in default under or with respect to any Requirement of Law where such default would be reasonably likely to have a Material Adverse Effect with respect to the Servicer or the Support Provider, as applicable.

               3.6 NO DEFAULT The Servicer or the Support Provider, as the case may be, is not in default under or with respect to any of its Contractual Obligations in any respect which would be reasonably likely to have a Material Adverse Effect with respect to the Servicer or the Support Provider, as applicable. No Servicer Default or Potential Servicer Default has occurred and is continuing with respect to the Servicer.

               3.7 SERVICING ABILITY With respect to the Servicer, as of the related Issuance Date, there has not been since the date of this Agreement any material adverse change in the ability of the Servicer to perform its obligations as Servicer

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under any Transaction Document. With respect to the Support Provider, as of any
Issuance Date subsequent to the date of this Agreement, there has not been since the date of this Agreement any material adverse change in the ability of the Support Provider to perform its obligations as Support Provider under this Agreement.

               3.8 LOCATION OF RECORDS With respect to the Servicer, the offices at which the Servicer keeps its records concerning the Receivables serviced by it either (i) are located at the addresses set forth on Schedule II to the applicable Receivables Sale Agreement or (ii) have been notified to the Company and the Trustee in accordance with the provisions of Section 4.9. With respect to the Servicer, the Servicer's place of business or chief executive office if the Servicer has more than one place of business is located at one of such locations.

                                   ARTICLE IV

                            COVENANTS OF THE SERVICER

               4.1 DELIVERY OF REQUIRED REPORTS In the event that (i) a Purchase Termination Event or a Potential Purchase Termination Event has occurred under the Receivables Sale Agreements or (ii) an Early Amortization Event or a Potential Early Amortization Event has occurred under the Pooling Agreement or any Supplement thereto, for each Business Day or other specified period
(a "REPORTED PERIOD") and with respect to each Outstanding Series, the Servicer shall submit to the Trustee and the relevant Agent, if any, no later than 1:00 p.m., New York City time, on the second Business Day following the end of each Reported Period, a written report substantially in a form reasonably acceptable to the Trustee (the "REQUIRED REPORT") setting forth for the Reported Period total Collections, Receivables and Eligible Receivables created, and such other information as the Trustee or such Agent may reasonably request and shall deliver a copy of such report to the Company and to the Sellers under the Receivables Sale Agreement. The Required Report may be delivered in an electronic format mutually agreed upon by the Servicer and the Trustee, or pending such agreement, by facsimile. By delivery of a Required Report, the Servicer shall be deemed to have made a representation and warranty that all information set forth therein is true and correct in all material respects.

               4.2 DELIVERY OF MONTHLY SETTLEMENT STATEMENT Unless otherwise specified in the Supplement with respect to any Outstanding Series, the Servicer hereby covenants and agrees that it shall deliver to the Trustee, each Agent and each Rating Agency by 11:00 a.m., New York City time, on each Settlement Report Date, a certificate of a Responsible Officer of the Servicer substantially in the form attached to the related Supplement of each such Series (a "MONTHLY SETTLEMENT

STATEMENT") setting forth, as of the last day of the Settlement Period most recently ended and for such Settlement Period, (a) the information described in the form of such Monthly Settlement Statement, with such changes as may be agreed to by the Servicer and the Trustee, subject to satisfaction of the Rating Agency Condition (unless a Responsible Officer of the Servicer certifies that such changes could not reasonably be expected to have a materially adverse effect on the interests of the Trust or the Investor Certificateholders for the applicable Series under the Transaction Documents). The delivery of such certificate shall constitute a certification by the Servicer that, to the best knowledge of such Responsible Officer of the Servicer, the information contained therein is true and correct in all material respects and the Servicer has performed in all material respects all of its obligations under each Transaction Document throughout such preceding Settlement Period (or, if there has been a material default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof). A copy of each Monthly Settlement Statement may be obtained by any Investor Certificateholder upon a request in writing to the Trustee addressed to the Corporate Trust Office.

               4.3 DELIVERY OF QUARTERLY SERVICER'S CERTIFICATE The Servicer agrees that it shall deliver to the Trustee, each Agent and each Rating Agency, a certificate of a Responsible Officer of the Servicer, substantially in the form of Exhibit A hereto, stating that:

                    (a) a review of the activities of each of the Company and the Servicer during the preceding calendar quarter and of its performance under each Transaction Document was made under the supervision of such Responsible Officer; and

                    (b) to the best of such Responsible Officer's knowledge, based on such review, (i) each of the Company and the Servicer has performed in all material respects its obligations under each Transaction Document throughout the period covered by such certificate (or, if there has been a material default in the performance of any such obligation, specifying each such default known to such Responsible Officer and the nature and status thereof) and (ii) each Required Report and Monthly Settlement Statement delivered during such period was accurate and correct in all material respects, except as specified in such certificate.

Such certificate shall be delivered by the Servicer within 45 days after the end of each calendar quarter commencing with the quarter ending on or about
June 30, 2001. A copy of such certificate may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

               4.4 DELIVERY OF INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORTS The Servicer shall cause Independent Public Accountants to furnish to the Company, the Trustee and each Rating Agency within 90 days following the last day of each fiscal year of the Servicer (commencing with the fiscal year ending on or about December 31, 2001) a letter to the effect that such firm has performed certain agreed upon procedures (as set forth in Exhibit B hereto) relating to the Servicer with respect to the Receivables and each such Person's performance hereunder during the preceding fiscal year and describing such firm's findings with respect to such procedures. A copy of such report may be obtained by any Investor Certificateholder upon a request in writing to the Trustee addressed to the Corporate Trust Office.

               4.5 NO GUARANTEE OR ASSUMPTION OF COMPANY'S LIABILITIES The Servicer hereby covenants and agrees that it will not guarantee or assume the obligations or liabilities of the Company under the Pooling and Servicing Agreements, or any other obligations or liabilities of the Company, in an aggregate amount exceeding $25,000 at any one time outstanding, it being understood that a shareholder's capital contribution is not such a guarantee or assumption.

               4.6 EXTENSION, AMENDMENT AND ADJUSTMENT OF RECEIVABLES, AMENDMENT OF AND COMPLIANCE WITH POLICIES (a) The Servicer hereby covenants and agrees with the Trustee that it shall not extend, rescind, cancel, amend or otherwise modify, or attempt or purport to extend, rescind, cancel, amend or otherwise modify, the terms of, or grant any Dilution Adjustment to, any Receivable, or otherwise take any action which is intended to cause or permit an Eligible Receivable to cease to be an Eligible Receivable, except in any such case (i) in accordance with the terms of the Policies, (ii) as required by any Requirement of Law or (iii) in the case of any Dilution Adjustments (whether or not permitted by any other clause of this sentence), upon the payment by or on behalf of the applicable Seller or USFS of a Seller Adjustment Payment pursuant to Section 2.05 of the Receivables Sale Agreement or the USFS Receivables Sale Agreement, as the case may be. Any Dilution Adjustment authorized to be made pursuant to the preceding sentence shall result in the reduction, on the Business Day on which such Dilution Adjustment arises or is identified, in the aggregate Principal Amount of Receivables used to calculate the Aggregate Receivables Amount. If, as a result of such a reduction, the Aggregate Receivables Amount is less than the Aggregate Target Receivables Amount, the Company (in addition to the obligations of the applicable Seller and USFS under the applicable Receivables Sale Agreement in respect of such Dilution Adjustment) shall be required to pay into the Series Principal Collection Sub-subaccount with respect to each Outstanding Series in immediately available funds within one Business Day of such determination such Series PRO RATA share of the amount (the "CASH DILUTION PAYMENT") by which the Aggregate Target Receivables Amount exceeds the Aggregate Receivables Amount.

                    (b) The Servicer shall not make or permit to be made any change or modification to the Policies in any material respect, except (i) if such changes or modifications are necessary under any Requirement of Law,
(ii) if such changes or modifications would not reasonably be expected to have a Material Adverse Effect with respect to the Servicer or (iii) if the Rating Agency Condition is satisfied with respect thereto. The Servicer shall provide notice to the Company, the Trustee and each Rating Agency of any modification of the Policies.

                    (c) The Servicer shall perform its obligations in accordance with and comply in all material respects with the Policies.

               4.7 PROTECTION OF INVESTOR CERTIFICATEHOLDERS' RIGHTS The Servicer hereby agrees with the Trustee that it shall take no action, nor intentionally omit to take any action, which could reasonably be expected to materially adversely impair the rights, remedies or interests of the Investor Certificateholders under the Transaction Documents in respect of the Receivables, nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the Policies or Section 4.6 above.

               4.8 SECURITY INTEREST The Servicer hereby covenants and agrees that it shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable sold and assigned to the Company or the Trust, whether now existing or hereafter created, or any interest therein, and the Servicer shall defend the right, title and interest of the Company and the Trust in, to and under any Receivable sold and assigned to the Company or the Trust, whether now existing or hereafter created, against all claims of third parties claiming through or under the Servicer or the Company; provided, HOWEVER, that nothing in this Section 4.8 shall prevent or be deemed to prohibit the Servicer from suffering to exist upon any of the Receivables any Permitted Liens.

               4.9 LOCATION OF RECORDS The Servicer hereby covenants and agrees that it (a) shall not move its chief executive office or any of the offices where it keeps its records with respect to the Receivables outside of the location specified in respect thereof on Schedule II to the Receivables Sale Agreement or the USFS Receivables Sale Agreement, as applicable, in any such case, without giving 15 days' prior written notice to the Company, the Trustee and the Rating Agencies and (b) shall promptly take all actions reasonably required (including but not limited to all filings and other acts necessary or reasonably requested by the Trustee as being advisable under the UCC) in order to continue the valid and enforceable interest of the Trust in all Receivables now owned or hereafter created.

               4.10 VISITATION RIGHTS (a) The Servicer shall, at any reasonable time during normal business hours on any Business Day and from time to time, upon reasonable prior notice, according to the Servicer's normal security and confidentiality requirements, permit (i) the Company, the Trustee, any Agent or any of their respective agents or representatives (A) to examine and make copies of and abstracts from the records, books of account and documents (including computer tapes and disks) of the Servicer relating to the Receivables and
(B) following the termination of the appointment of the Servicer, to be present at the offices and properties of the Servicer to administer and control the collection of the Receivables and (ii) the Company, the Trustee, any Agent or any of their respective agents or representatives to visit the properties of the Servicer to discuss the affairs, finances and accounts of the Servicer relating to the Receivables or the Servicer's performance hereunder or under any of the other Transaction Documents to which it is a party with any of its officers or directors and with its independent certified public accountants; PROVIDED that the Company, the Trustee or such Agent, as the case may be, shall notify the Servicer prior to any contact with such accountants and shall give the Servicer the opportunity to participate in such discussions.

                    (b) The Servicer shall provide the Trustee with such other information as the Trustee may reasonably request in connection with the fulfillment of the Trustee's obligations under any Pooling and Servicing Agreement.

               4.11 LOCKBOX AGREEMENT: LOCKBOX ACCOUNTS The Servicer shall
(a) maintain, and keep in full force and effect, each Lockbox Agreement, except to the extent otherwise permitted under the terms of the Transaction Documents, and (b) ensure that each related Lockbox Account shall be free and clear of, and defend each such Lockbox Account against, any writ, order, stay, judgment, warrant of attachment or execution or similar process.

               4.12 DELIVERY OF FINANCIAL STATEMENTS The Servicer shall furnish to Trustee and the Rating Agencies:

                    (a) as soon as available, but in any event not later than 125 days after the end of each fiscal year of United Stationers Inc., and so long as USFS is the Servicer, a copy of the audited consolidated balance sheets of United Stationers Inc. as at the end of such fiscal year and the related consolidated statements of operations, shareholders' equity and cash flows of United Stationers Inc. for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year and accompanied by the opinion of Ernst & Young LLP or another nationally-recognized independent public accounting firm, which report shall state that such consolidated financial statements present fairly the financial position and results of operations and changes in cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of United Stationers Inc. or any of its Subsidiaries' records; and

                    (b) as soon as practicable, but in any event not later than 50 days after the end of the first three fiscal quarters of each fiscal year, a copy of the condensed unaudited consolidated balance sheets of United Stationers Inc., USFS and the Sellers as at the end of such quarter and the related condensed unaudited consolidated statements of operations, shareholders' equity and cash flows of United Stationers Inc., USFS and the Sellers for such fiscal quarter, and for the elapsed portion of the fiscal year then ended, certified by an appropriate Responsible Officer as being complete and correct in all material respects and fairly presenting the financial position and the results of operations of United Stationers Inc., USFS and the Sellers, setting forth in each case in comparative form the figures as of and for the corresponding dates and periods in the previous fiscal year.

     All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods, subject to normal year-end adjustments (except as approved by such accountants or officer, as the case may be, and disclosed therein and except that such financial statements shall not include any footnote disclosure as may be required by GAAP).

               4.13 NOTICES The Servicer shall furnish to the Company, the Trustee and each Rating Agency, promptly upon a Responsible Officer of the Servicer obtaining knowledge of the occurrence of any Purchase Termination Event, Potential Purchase Termination Event (each as defined in the Receivables Sale Agreement), Early Amortization Event, Potential Early Amortization Event, Servicer Default or Potential Servicer Default, written notice thereof.

               4.14 APPLICATION OF PROCEEDS So long as Section 2.10 of that certain Third Amended and Restated Credit Agreement dated as of June 29, 2000 (as amended, supplemented or otherwise modified and in effect from time to time, the "CREDIT Agreement"), by and among USSC, as borrower, United Stationers Inc., as guarantor, The Chase Manhattan Bank, as administrative agent, and Chase Securities Inc., as arranger, shall be in effect and shall not have been waived in writing pursuant to the applicable waiver provisions of such Credit Agreement, and so long as Section 1016 of that certain Indenture dated as of May 3, 1995 (as amended, supplemented or otherwise modified and in effect from time to time, the "INDENTURE"), among USSC, United Stationers Inc., and The Bank of New York, as trustee, shall be in effect and shall not have been waived in writing pursuant to the applicable waiver provisions of such Indenture, the Servicer shall comply in all respects with the requirements of such Section 2.10 and Section 1016.

                                   ARTICLE V

             OTHER MATTERS RELATING TO THE SERVICER AND THE SUPPORT
                                    PROVIDER

               5.1 MERGER, CONSOLIDATION, ETC. (a) The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                       (i) the Person formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a Person organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and, if the Servicer is not the surviving entity, such Person shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto (except as may be required in the context of an acquisition by conveyance or transfer of the properties and assets of the Servicer substantially as an entirety to such other Person), the performance of every covenant and obligation of the Servicer hereunder; and

                       (ii) the Servicer has delivered to the Trustee an officer's certificate executed by a Vice President or more senior officer and an Opinion of Counsel addressed to the Trust and the Trustee, each stating (i) that such consolidation, merger, conveyance or transfer complies with this Section 5.1 and (ii) that all conditions precedent herein provided for relating to such transaction have been complied with; PROVIDED that such Opinion of Counsel, in the case of clause (ii) above, may, to the extent that such opinion concerns questions of fact, rely on such officer's certificate with respect to such questions of fact.

                    (b) The Support Provider covenants and agrees that, until this Agreement is terminated pursuant to Section 7.2, the Support Provider will continue to be the direct or indirect beneficial owner of a majority of the issued and outstanding capital stock of the Servicer. The Support Provider shall not enter into any transaction or merger whereby it is not the surviving entity, nor shall it sell all or substantially all of its assets to another Person unless it has given prior written notice thereof to the Company and the Trustee and each of the Company and the Trustee (subject to Section 8.14 of the Pooling Agreement) consents in writing.

               5.2 INDEMNIFICATION OF THE TRUST AND THE TRUSTEE (a) The Servicer hereby agrees to indemnify and hold harmless the Trust and the Trustee, for the benefit of the Investor Certificateholders and the Trustee and its directors, officers, agents and employees (each of the foregoing, an "INDEMNIFIED PERSON"), from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Servicer pursuant to the Pooling and Servicing Agreements, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; PROVIDED that the Servicer shall not so indemnify any Indemnified Person for any such loss, liability, damage, injury, cost or expense of such Indemnified Person (i) arising solely from a default by an Obligor with respect to any Receivable (other than arising out of (A) any discharge, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Purchased Receivable arising from the actions of the Servicer (including, without limitation, a defense based on such Purchased Receivable's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms) or (B) a failure by the Servicer to perform its duties or obligations under this Agreement), or (ii) to the extent that such liability, cost or expense arises from the gross negligence, bad faith or willful misconduct of such Indemnified Person or any other Indemnified Person (or any of their respective directors, officers, agents or employees); PROVIDED, HOWEVER, that to the extent a determination of gross negligence, bad faith or willful misconduct is made after the payment of any amounts related thereto, the Servicer shall be repaid any amounts reimbursed under the preceding clause that, due to such determination, it should not have paid. The provisions of this indemnity shall run directly to, and be enforceable by, an injured party and shall survive the termination of this Agreement and the resignation or removal of the Servicer.

                    (b) In addition, the Servicer agrees to pay, indemnify and hold each Indemnified Person harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against such Indemnified Person in any way relating to or arising out of the Servicer's breach of any covenant contained in subsections 2.2(f), 2.2(g), 4.6, 4.7 or 4.8 with respect to any Receivable which materially and adversely affects the interest of the Trust, the parties hereto or the Investor Certificateholders pursuant to the Transaction Documents in any Receivable or the collectibility of any Receivable (an "INDEMNIFICATION EVENT").

                    (c) The Servicer shall indemnify the relevant Indemnified Person for such affected Receivable pursuant to subsection 5.2(b) by depositing into the Collection Account in immediately available funds no later than the next

Settlement Report Date occurring at least 30 days after receipt by the Servicer of written notice of an Indemnification Event given by the applicable Seller, the Company or the Trustee or upon a Responsible Officer of the Servicer obtaining knowledge of an Indemnification Event, an amount equal to the outstanding Principal Amount of such Receivable (the "SERVICER INDEMNIFICATION AMOUNT"). Upon each such indemnification by the Servicer, the Trust shall automatically and without further action be deemed to transfer, assign, and set over, and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in and to such Receivable, all monies due or to become due with respect thereto and all proceeds thereof; and such Receivable shall be treated by the Trust as collected in full as of the date on which it was transferred. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any Receivable pursuant to this subsection. The obligation of the Servicer to indemnify the Trust for any such Receivables shall constitute the sole remedy respecting any breach of the covenants set forth in subsections 2.2(f), 2.2(g), 4.6, 4.7 or 4.8 with respect to such Receivables available to Investor Certificateholders; PROVIDED, HOWEVER, that the Servicer shall, in addition, indemnify each Indemnified Person against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

               5.3 SERVICER NOT TO RESIGN The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that
(i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law or (b) if the Servicer is terminated as Servicer pursuant to
Section 6.1. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (a)(i) above by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until a Successor Servicer or the Trustee shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 6.2. The Trustee, the Company and each Rating Agency shall be notified of such resignation in writing.

               5.4 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE RECEIVABLES The Servicer will hold in trust for the Trustee at their respective offices such computer programs, books of account and other records as are reasonably necessary to enable the Trustee to determine at any time the status of the Receivables and all collections and payments in respect thereof (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof).

               5.5 PERFORMANCE SUPPORT OBLIGATION OF SUPPORT PROVIDER. (a) The Support Provider hereby unconditionally and irrevocably guarantees for the benefit of each of the Company and the Trustee, on behalf of the Investor Certificateholders, the due and punctual performance and observance by the Servicer and its respective successors and assigns (except for any successor and assign which is not wholly owned by USSC) of all of the terms, covenants, conditions, agreements, undertakings and obligations on the part of the Servicer to be performed or observed under the Transaction Documents (all such terms, covenants, conditions, agreements, undertakings and obligations on the part of the Servicer to be performed or observed being collectively called the "OBLIGATIONS"). In the event that the Servicer shall fail in any manner whatsoever, to perform or observe any of the Obligations when the same shall be required to be performed or observed (after giving effect to any grace period applicable thereto), then the Support Provider will itself duly and punctually perform and observe or cause to be duly and punctually performed or observed, the Obligations, and it shall not be a condition to the accrual of the obligation of the Support Provider hereunder to perform or observe any Obligation (or to cause the same to be performed or observed) that the Company or the Trustee, for the benefit of the Holders, shall have first made any request of or demand upon or given any notice to the Support Provider or to the Servicer or its respective successors and assigns or have initiated any action or proceeding against the Support Provider or the Servicer or any of their respective successors and assigns in respect thereof. Either the Company or the Trustee may proceed to enforce the obligations of the Support Provider under this subsection 5.5(a) without first pursuing or exhausting any right or remedy which any Investor Certificateholder, the Trustee, the Company, USFS (in its capacity as purchaser under the Receivables Sale Agreement and as seller under the USFS Receivables Sale Agreement), the Sellers or the Funding Agent may have against the Servicer, any other Person, the Receivables or any other property. The Trustee, on behalf of the Investor Certificateholders, hereby acknowledges that the Obligations shall not create recourse against the Servicer or the Support Provider for the payment of any Receivable which is uncollectible for credit-related reasons.

                    (b) The Support Provider agrees that its obligations under this Agreement shall be unconditional, irrespective of (i) the validity, enforceability, avoidance, subordination, discharge, or disaffirmance by any Person (including a trustee in bankruptcy) of the Obligations, any Receivable, the Receivables Sale Agreements or any other Transaction Document, (ii) the absence of any attempt to collect any Receivables from the Obligor related thereto or any guarantor thereof, or to collect the Obligations from the Servicer or any other Person, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by any of the Investor Certificateholder, the Trustee, the Company, USFS (in its capacity as purchaser under the Receivables Sale Agreement and as seller under the USFS Receivables Sale Agreement), or the Funding Agent with respect to any provision of any instrument evidencing the Obligations (including, but not limited to, the Receivables Sale Agreements or any Receivable), (iv) any change of the time, manner or place of performance of, or in any other term of any of the Obligations or any Receivable, including without limitation, any amendment to or modification of the Receivables Sale Agreements, the Pooling Agreement and any Supplement, (v) any law, regulation or order of any jurisdiction affecting any term of any of the Obligations, any Receivable, or rights of any Investor Certificateholder, the Trustee, the Company, USFS (in its capacity as purchaser under the Receivables Sale Agreement and as seller under the USFS Receivables Sale Agreement), the Sellers or the Funding Agent with respect thereto, (vi) the failure by any of the Trustee, the Company, USFS (in its capacity as purchaser under the Receivables Sale Agreement and as seller under the USFS Receivables Sale Agreement) or the any of the Sellers to take any steps to perfect and maintain perfected its respective interest in any Receivable or other property acquired by USFS (in its capacity as purchaser under the Receivables Sale Agreement) from the Sellers, by the Company from USFS (in its capacity as seller under the USFS Receivables Sale Agreement), or assigned to the Trust by the Company, or in any security or collateral related to the Obligations, (vii) any exchange or release of any Receivable or other property acquired by USFS (in its capacity as purchaser under the Receivables Sale Agreement) from the Sellers, by the Company from USFS (in its capacity as seller under the USFS Receivables Sale Agreement), or assigned to the Trust by the Company, (viii) any failure to obtain any authorization or approval from or other action by or to notify or file with, any Governmental Authority or regulatory body required in connection with the performance of the obligations hereunder by the Support Provider or
(ix) any impossibility or impracticability of performance, illegality, FORCE MAJEURE, any act of government, or other circumstances which might constitute a default available to, or a discharge of the Servicer or the Support Provider, or any other circumstance, event or happening whatsoever whether foreseen or unforeseen and whether similar to or dissimilar to anything referred to above. The Support Provider further agrees that its obligations under this Agreement shall not be limited by any valuation, estimation or disallowance made in connection with any proceedings involving the Servicer filed under the Bankruptcy Code, whether pursuant to Section 502 of the Bankruptcy Code or any other Section thereof. The Support Provider further agrees that none of the Investor Certificateholders, the Trustee, the Company, USFS (in its capacity as purchaser under the Receivables Sale Agreement and as seller under the USFS Receivables Sale Agreement) and the Funding Agent shall be under any obligation to marshall any assets in favor of or against or in payment of any or all of the Obligations. The Support Provider further agrees that, to the extent that the Servicer makes a payment or payments to any of the Trustee, the Funding Agent, the Company, USFS (in its capacity as purchaser under the Receivables Sale Agreement and seller under the USFS Receivables Sale Agreement) or the Sellers and such payment or payments (or any part thereof) are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Servicer, its estate, trustee or receiver or any other party, including, without limitation, the Support Provider, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or part thereof which had been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred. The Support Provider waives all set-offs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Agreement. The Support Provider's obligations under this Agreement shall not be limited if any of the Investor Certificateholders, the Trustee, the Funding Agent, the Company, USFS (in its capacity as purchaser under the Receivables Sale Agreement and seller under the USFS Receivables Sale Agreement) or the Sellers are precluded for any reason (including without limitation, the application of the automatic stay under Section 362 of the Bankruptcy Code) from enforcing or exercising any right or remedy with respect to the Obligations, and the Support Provider shall pay to Trustee, the Funding Agent, the Company, USFS (in its capacity as purchaser under the Receivables Sale Agreement and seller under the USFS Receivables Sale Agreement) or the Sellers, as the case may be, upon demand, the amount of the Obligations that would otherwise have been due and payable had such rights and remedies been permitted to be exercised.

                    (c) The Support Provider agrees that its obligations under this Agreement shall be unconditional and irrevocable. In the event that under applicable law (notwithstanding the Support Provider's agreement regarding the irrevocable nature of its obligations hereunder) the Support Provider shall have the right to revoke this Agreement, this Agreement shall continue in full force and effect until a written revocation hereof specifically referring hereto, signed by the Support Provider is actually received by the Company and the Trustee. Any such revocation shall not affect the right of any of the Company or the Trustee, for the benefit of the Holders, to enforce their respective rights under this Agreement with respect to (i) any Obligation (including any Obligation that is contingent or unmeasured) which arose on or prior to the date the aforementioned revocation was received by the Company and the Trustee or
(ii) any Receivable which was a Receivable on the date the aforementioned revocation was received by the Company and the Trustee. If any of the Investor Certificateholders, the Trustee or the Company takes other action in reliance on this Agreement after any such revocation by the Support Provider but prior to the receipt by the Company and the Trustee of said written notice, the rights of the Investor Certificateholders, the Trustee and the Company with respect thereto shall be the same as if such revocation had not occurred. Without limiting the foregoing, this Agreement may not be revoked at any time on or after an Early Termination.

                    (d) The Support Provider hereby waives promptness, diligence, notice of acceptance, notice of default by the Servicer, notice of the incurrence of any Obligation and any other notice with respect to any of the Obligations and this Agreement, the Receivables Sale Agreements, and any other Transaction Document and any requirement that the Investor Certificateholders, the Trustee, the Funding Agent or the Company, USFS (in its capacity as purchaser under the Receivables Sale Agreement and seller under the USFS Receivables Sale Agreement) or the Sellers exhaust any right or take any action against the Servicer, any other Person or any property. The Support Provider warrants to the Investor Certificateholders, the Trustee and the Company that it has adequate means to obtain from the Servicer on a continuing basis, all information then known to the Servicer concerning the financial condition of the Servicer and the collectibility of the Receivables, and that it is not relying on the Investor Certificateholders, the Trustee or the Company to provide such information either now or in the future.

                    (e) The Support Provider will not exercise or assert any rights which it may acquire by way of subrogation under this Agreement unless and until all of the Obligations shall have been observed and performed in full and this Agreement shall have terminated in accordance with Section 7.2 hereof. If any payment shall be made to the Support Provider on account of any subrogation rights at any time prior to the occurrence of the events described in the preceding sentence, each and every amount so paid will be held in trust for the benefit of the Investor Certificateholders, the Trustee, the Funding Agent, the Company, USFS (in its capacity as purchaser under the Receivables Sale Agreement and seller under the USFS Receivables Sale Agreement) and the Sellers, and forthwith be paid to the Holders, the Trustee, the Funding Agent, the Company, USFS (in its capacity as purchaser under the Receivables Sale Agreement and seller under the USFS Receivables Sale Agreement) and the Sellers, as applicable, to be credited and applied to the Obligations to the extent then unsatisfied, in accordance with the terms of the Receivables Sale Agreements, the Pooling Agreement, any Supplement or any document delivered in connection therewith.

                                   ARTICLE VI

                                SERVICER DEFAULTS

               6.1 SERVICER DEFAULT. If, with respect to the Servicer, any one of the following events (a "SERVICER DEFAULT") shall occur and be continuing:

                    (a) failure by the Servicer to deliver, within two Business Days of the earlier date set forth below in clause (i) or (ii), any Required Report or, within three Business Days of the earlier date set forth below in clause (i) or (ii), any

Monthly Settlement Statement, in each case conforming in all material respects to the requirements of Section 4.1 or 4.2, as the case may be, after the earlier to occur of, in each case, (i) the date upon which a Responsible Officer of the Servicer obtains knowledge of the Servicer's failure to deliver such a conforming Required Report or Monthly Settlement Statement when due under
Section 4.1 or 4.2 and (ii) the date on which written notice of the Servicer's failure to deliver such a conforming Required Report or Monthly Settlement Statement when due under Section 4.1 or 4.2, requiring the same to be remedied, shall have been given to the Servicer by the Company or the Trustee, or to the Company, the Servicer and the Trustee by holders of Investor Certificates evidencing 25 % or more of the Aggregate Invested Amount or by any Agent;

                    (b) failure by the Servicer to pay any amount required to be paid by it under the Agreement or to give any direction with respect to the allocation or transfer of funds under any Pooling and Servicing Agreement, in each case on or before the date occurring five Business Days after the earlier to occur of (i) the date upon which a Responsible Officer of the Servicer obtains knowledge of such failure and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Company or the Trustee, or to the Company, the Servicer and the Trustee by holders of Investor Certificates evidencing 25 % or more of the Aggregate Invested Amount or by any Agent;

                    (c) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in any Pooling and Servicing Agreement, which failure has a Material Adverse Effect on the holders of any Outstanding Series or on the collectibility of the Receivables as a whole and which Material Adverse Effect continues unremedied for 30 days after the earlier to occur of (i) the date upon which a Responsible Officer of the Servicer obtains knowledge of such failure or
(ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company and the Servicer by the Trustee, or to the Company, the Servicer and the Trustee by holders of Investor Certificates evidencing 25 % or more of the Aggregate Invested Amount or by any Agent; PROVIDED that no Servicer Default shall be deemed to occur under this subsection (c) if the Servicer shall have complied with the provisions of subsections 5.2(b) and (c) with respect thereto;

                    (d) any representation, warranty or certification made by the Servicer in any Pooling and Servicing Agreement or in any certificate delivered pursuant thereto shall prove to have been incorrect in any material respect when made or deemed made, which incorrectness has a Material Adverse Effect on the holders of any Outstanding Series or on the collectibility of the Receivables as a whole and which Material Adverse Effect continues unremedied for 30 days after the earlier to occur of (i) the date upon which a Responsible Officer of the Servicer obtains knowledge of such failure or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company and the Servicer by the Trustee, or to the Company, the Servicer and the Trustee by holders of Investor Certificates evidencing 25 % or more of the Aggregate Invested Amount or by any Agent; PROVIDED that no Servicer Default shall be deemed to occur under this subsection (d) if the Servicer shall have complied with the provisions of subsections 5.2(b) and (c) with respect thereto;

                    (e) (i) the Servicer shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Servicer shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Servicer any case, proceeding or other action of a nature referred to in clause
(i) above which remains undismissed, undischarged or unbonded for a period of 60 days or an order for relief, decree, adjudication or appointment shall occur; or (iii) there shall be commenced against the Servicer any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 such days from the entry thereof, or (iv) the Servicer shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (i), (ii), or (iii) above; or (v) the Servicer shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                    (f) there shall have occurred and be continuing a Purchase Termination Event under the Receivables Sale Agreement, except for a Purchase Termination Event described in Section 6.01(b) of the Receivables Sale Agreement;

                    (g) there shall have occurred one of the Early Amortization Events described in Sections 7.1(a) or 7.1(d) of the Pooling Agreement;

                    (h) the Servicer shall have ceased to be a directly or indirectly wholly-owned Subsidiary of United Stationers Inc.;

                    (i) the Servicer or the Support Provider shall assert in writing that any of this Agreement, the Pooling Agreement, any Supplement thereto, or the Receivables Sale Agreement shall cease, for any reason, to be in full force and effect;

                    (j) the Servicer shall assert that the Trust ceases to have a valid and perfected first priority undivided ownership or security interest in the Trust Assets (subject to no other Liens other than Permitted Liens described in clauses (i) and (iv) of the definition thereof or as otherwise specified in the Agreement or herein);

                    (k) there shall have been filed against the Servicer (i) a notice of federal tax Lien from the Internal Revenue Service, (ii) a notice of Lien from the PBGC under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies or (iii) a notice of any other Lien the existence of which could reasonably be expected to have a material adverse effect on the business, operations or financial condition of such Person, and, in each case, 40 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged; or

                    (l) any action, suit, investigation or proceeding at law or in equity (including, without limitation, injunctions, writs or restraining orders) shall be brought or commenced or filed by or before any arbitrator, court or Governmental Authority against the Servicer or any properties, revenues or rights thereof which could reasonably be expected to have a Material Adverse Effect with respect to the Trust or any Certificateholder; then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied (or waived in accordance with the terms of the Transaction Documents), the Trustee may, and at the written direction of the holders of Investor Certificates evidencing more than 50% of the Aggregate Invested Amount voting as a single class, the Trustee shall, by notice then given in writing to the Servicer, each Agent and each Rating Agency (a "TERMINATION NOTICE"), terminate all or any part of the rights and obligations of the Servicer as Servicer under the Pooling and Servicing Agreements. Notwithstanding anything to the contrary in this Section 6.1, a delay in or failure of performance referred to under clause (b) above for a period of 10 Business Days after the applicable grace period or a delay in or failure of performance referred to under clauses
(a), (c) or (d) above for a period of 30 Business Days after the applicable grace period shall not constitute a Servicer Default, if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by a Force Majeure Delay. After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to
Section 6.2, all authority and power of the Servicer under any Pooling and Servicing Agreement to the extent specified in such Termination Notice shall pass to and be vested in a Successor Servicer (a "SERVICE TRANSFER") and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under the Pooling and Servicing Agreements, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by a the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. Upon a Service Transfer, the Servicer shall promptly (x) assemble all of its documents, instruments and other records (including credit files, licenses, rights, copies of all relevant computer programs and any necessary licenses for the use thereof, related material, computer tapes, disks, cassettes and data) that (i) evidence or will evidence or record Receivables sold and assigned to the Trust and (ii) are otherwise necessary or desirable to enable a Successor Servicer to effect the immediate Collection of such Receivables, with or without the participation of the applicable Seller and the Servicer and (y) deliver or license the use of all of the foregoing documents, instruments and other records to the Successor Servicer at a place designated thereby. In recognition of the Servicer's need to have access to any such documents, instruments and other records which may be transferred to such Successor Servicer hereunder, whether as a result of its continuing responsibility as a servicer of accounts receivable which are not sold and assigned to the Trust or otherwise, such Successor Servicer shall provide to the Servicer reasonable access to such documents, instruments and other records transferred by the Servicer to it in connection with any activity arising in the ordinary course of the Servicer's business at any reasonable time during normal business hours on any Business Day and from time to time, upon reasonable prior notice, according to such Successor Servicer's normal security and confidentiality requirements; PROVIDED that the Servicer shall not disrupt or otherwise interfere with the Successor Servicer's use of and access to such documents, instruments and other records. To the extent that compliance with this Section 6.1 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest. All costs and expenses incurred by the defaulting Servicer, the Successor Servicer and the Trustee in connection with any Service Transfer shall be for the account of such defaulting Servicer.

               6.2 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR (a) On and after
(i) the receipt by the Servicer of a Termination Notice pursuant to Section 6.1 or (ii) the date on which the Servicer notifies the Trustee, the Company, each Agent and each Rating Agency in writing of its resignation pursuant to Section
5.3 (the "RESIGNATION NOTICE"), the Servicer shall continue to perform all servicing functions under the Pooling and Servicing Agreements until the earlier of (x) the date on which a Successor Servicer is appointed and (y) 60 days after the delivery of such Termination Notice or Resignation Notice, as the case may be. The Trustee shall, as promptly as reasonably possible after the giving of or receipt of a Termination Notice or Resignation Notice, as the case may be, appoint an Eligible Successor Servicer as successor servicer (the "SUCCESSOR SERVICER"). The Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee.

                    (b) Reserved.

                    (c) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer to which it is successor with respect to servicing functions under the Pooling and Servicing Agreements (with such changes as are agreed to between such Successor Servicer and the Trustee) and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in any Pooling and Servicing Agreement to the Servicer shall be deemed to refer to the Successor Servicer. The Successor Servicer shall manage the servicing and administration of the Receivables, the collection of payments due under the Receivables and the charging off of any Receivables as uncollectible, with reasonable care, using that degree of skill and attention that is the customary and usual standard of practice of prudent receivables servicers with respect to all comparable receivables serviced for itself or others. The Successor Servicer shall not be liable for, and the Servicer shall indemnify the Successor Servicer against costs incurred by the Successor Servicer as a result of, any acts or omissions of the Servicer or any events or occurrences occurring prior to the Successor Servicer's acceptance of its appointment as Successor Servicer.

                    (d) The Company and the Trustee will review any bids obtained from Eligible Successor Servicers and the Company and the Trustee, or the Company (with the consent of the Trustee), may appoint any Eligible Successor Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the Servicing Fee.

                    (e) All authority and power granted to the Successor Servicer under any Pooling and Servicing Agreement shall automatically cease and terminate on the Trust Termination Date, and shall pass to and be vested in the

Company and, without limitation, the Company is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights from and after the Trust Termination Date. The Successor Servicer agrees to cooperate with the Company in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables. The Successor Servicer shall transfer all of its records relating to the Receivables to the Company in such form as the Company may reasonably request and shall transfer all other records, correspondence and documents to the Company in the manner and at such times as the Company shall reasonably request. To the extent that compliance with this
Section 6.2 shall require the Successor Servicer to disclose to the Company information of any kind which the Successor Servicer deems to be confidential, the Company shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer and the Company shall reasonably agree are reasonable and necessary to protect the Successor Servicer's interests.

               6.3 WAIVER OF PAST DEFAULTS Holders of Investor Certificates evidencing more than 50% of the Aggregate Invested Amount may waive any continuing default by the Servicer or the Company in the performance of their respective obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments in respect of any Series of Certificates, which shall require a waiver by the holders of all of the affected Investor Certificates. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of the Pooling and Servicing Agreements. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. Either the Company or the Servicer shall provide notice to each Rating Agency of any such waiver.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

               7.1 AMENDMENT This Agreement may only be amended, supplemented or otherwise modified from time to time if such amendment, supplement or modification is effected in accordance with the provisions of Section 10.1 of the Pooling Agreement and, with respect only to subsections 5.2(a) and (b) and
Section 5.5 hereof, receives the consent of USSC.

               7.2 TERMINATION The respective obligations and responsibilities of the parties hereto shall terminate on the Trust Termination Date (unless such obligations or responsibilities are expressly stated to survive the termination of this Agreement).

               7.3 NOTICES All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of facsimile notice, when received, addressed as set forth in Section 10.4 of the Pooling Agreement, or to such other address as may be hereafter notified by the respective parties hereto.

               7.4 COUNTERPARTS This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

               7.5 THIRD-PARTY BENEFICIARIES This Agreement will inure to the benefit of and be binding upon the parties hereto and the Investor Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in this Article VII, no other person will have any right or obligation hereunder.

               7.6 MERGER AND INTEGRATION Except as specifically stated otherwise herein, this Agreement and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Transaction Documents. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

               7.7 HEADINGS The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

               7.8 NO SET-OFF Except as expressly provided in this Agreement or any other Transaction Document, the Servicer agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Company, the Trust, the Trustee or any Investor Certificateholder.

               7.9 NO BANKRUPTCY PETITION The Servicer hereby covenants and agrees that, prior to the date which is one year and one day after the Trust Termination Date, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

               7.10 CONSEQUENTIAL DAMAGES In no event shall The Chase Manhattan Bank, in its capacity as Successor Servicer (if applicable), be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if it has been advised of the likelihood of such loss or damage and regardless of the form of action.

               7.11 GOVERNING LAW THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF EACH OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company, the Servicer, the Support Provider and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       USS RECEIVABLES COMPANY, LTD.

                                       By:
                                          --------------------------
                                       Name:
                                       Title:

                                       UNITED STATIONERS FINANCIAL
                                       SERVICES LLC,
                                            as Servicer

                                       By:
                                          --------------------------
                                       Name:
                                       Title:

                                       UNITED STATIONERS SUPPLY CO.,
                                            as Support Provider

                                       By:
                                          --------------------------
                                       Name:
                                       Title:

                                       THE CHASE MANHATTAN BANK,
                                            not in its individual
                                            capacity, but solely as
                                            Trustee

                                       By:
                                          --------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT A
                                                          TO SERVICING AGREEMENT

                    FORM OF QUARTERLY SERVICER'S CERTIFICATE

                (As required to be delivered within 45 days after
                the end of each calendar quarter of the Servicer
                         pursuant to Section 4.3 of the
                     Servicing Agreement referred to below)

                    UNITED STATIONERS FINANCIAL SERVICES LLC

                   ------------------------------------------

                   UNITED STATIONERS RECEIVABLES MASTER TRUST

                   ------------------------------------------

     The undersigned, a duly authorized representative of UNITED STATIONERS FINANCIAL SERVICES LLC, as Servicer (the "Servicer") pursuant to (a) the Amended and Restated Pooling Agreement, dated as of May 1, 2001(as further amended, supplemented or otherwise modified from time to time, the "POOLING AGREEMENT"), by and among USS Receivables Company, Ltd., (the "COMPANY"), the Servicer and The Chase Manhattan Bank, as Trustee and as Securities Intermediary (the "TRUSTEE") and (b) the Amended and Restated Servicing Agreement, dated as of May 1, 2001 (as further amended, supplemented or otherwise modified from time to time, the "SERVICING AGREEMENT"), by and among the Company, the Servicer, United Stationers Supply Co., as Support Provider, and the Trustee, does hereby certify, on behalf of the Servicer and the Company and not individually, that:

     1. United Stationers Financial Services LLC is, as of the date hereof, the Servicer under the Pooling Agreement and Servicing Agreement.

     2. The undersigned is duly authorized pursuant to the Pooling Agreement and Servicing Agreement to execute and deliver this Certificate to the Trustee.

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     3. A review of the activities of the Company and the Servicer during the calendar quarter ended ___________, ____ and of its performance under each Transaction Document was conducted under my supervision.

     4. Based on such review, to the best of my knowledge, each of the Company and the Servicer has performed in all material respects all of its obligations under each Transaction Document and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

     5. The following is a description of all material defaults in the performance of the Servicer or the Company under the provisions of the Transaction Documents known to us to have been made during the calendar quarter ended ___________, _____, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer and/or the Company, if any, to remedy each such default and (iii) the current status of each default:

[If applicable, insert "None."]

     6. The following is a description of each material inaccuracy known to us to exist in any Required Report and/or Monthly Settlement Statement during the calendar quarter ended _________, _______:

[If applicable, insert "None."]

     Capitalized terms used in this certificate have the meanings ascribed to them in the Pooling Agreement(s) and Servicing Agreement(s).

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this day of ______________

                                                By:
                                                   ---------------------
                                                Name:
                                                Title:

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                                                                    EXHIBIT B TO
                                                             SERVICING AGREEMENT

                         FORM OF AGREED UPON PROCEDURES

                  (See attached Report of Independent Accounts)